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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2012

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events.

Adoption of Accounting Guidance for Revised Comprehensive Income Presentation

Advance Auto Parts, Inc. (the “Parent”) is filing this Current Report on Form 8-K to reflect the retrospective adoption of a new accounting pronouncement with respect to the financial information contained in its Annual Report on Form 10-K for the year ended December 31, 2011. Effective first quarter ended April 21, 2012, the Parent and its subsidiaries (collectively the "Company") adopted Accounting Standards Update (ASU) No. 2011-05 "Comprehensive Income - Presentation of Comprehensive Income" which changed how comprehensive income is presented in the Company's consolidated financial statements. This guidance was applied retrospectively for the interim periods presented. The adoption of this guidance changed the presentation of the Company's consolidated financial statements but did not affect the calculation of net income, comprehensive income or earnings per share. The following presents the retrospective application of ASU 2011-05 for the three most recently completed fiscal years ended December 31, 2011, January 1, 2011 and January 2, 2010 and should be read in conjunction with the information in the Parent's Annual Report on Form 10-K for the year ended December 31, 2011:

ADVANCE AUTO PARTS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
For the Years Ended December 31, 2011, January 1, 2011 and January 2, 2010
(in thousands)

	Fiscal Years
	2011	2010	2009
Net income	$394,682	$346,053	$270,373
Other comprehensive income (loss), net of tax:
Changes in net unrecognized other postretirement benefit costs, net of $98, $205 and $246 tax	(152)	(439)	(384)
Unrealized (loss) gain on hedge arrangements, net of $163, $1,257, and $1,815 tax	(254)	5,541	3,034
Amortization of unrecognized losses on interest rate swaps, net of $3,644, $0 and $0 tax	4,807	—	—
Other comprehensive income (loss)	4,401	5,102	2,650
Comprehensive income	$399,083	$351,155	$273,023

Historically, the Company has included the condensed financial statements of the Parent as part of the financial schedules of the Form 10-K filed by the Parent. Comprehensive income reported by the Parent is consistent with the information presented by the Company.

The information included in this Current Report on Form 8-K is presented for information purposes only in connection with the reporting change described above and does not amend or restate the Company's audited consolidated financial statements which were included in the Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 2011.  This Current Report on Form 8-K does not reflect events occurring after February 28, 2012, the date the Parent filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and does not modify or update the disclosures therein in any way, other than to reflect the adoption of the new accounting standard as described above.  You should read this Current Report on Form 8-K in conjunction with the Parent's Annual Report on Form 10-K for the year ended December 31, 2011 and with the Parent's reports filed with the Securities and Exchange Commission after February 28, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: December 21, 2012	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.